UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

WELLESLEY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35352	45-3219901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Worcester Street, Suite 300, Wellesley, Massachusetts 02481

(Address of principal executive offices) (Zip Code)

(781) 235-2550

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which Registered
Common Stock, par value $0.01 per share	WEBK	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 25, 2020, one purported stockholder of Wellesley Bancorp, Inc. (“Wellesley”) filed a putative derivative and class action lawsuit against Wellesley, the members of the Wellesley board of directors, Wellesley Bank, Cambridge Bancorp (“Cambridge”) and Cambridge Trust Company in the Circuit Court for Baltimore City, Maryland, on behalf of himself and similarly situated Wellesley stockholders, and derivatively on behalf of Wellesley, captioned Parshall v. Fontaine et al., Case No. 24-C-20-001127 (the “Merger Litigation”). The plaintiff generally alleges that the Wellesley board of directors breached its fiduciary obligations by approving the terms of the Agreement and Plan of Merger, dated December 5, 2019, by and among Wellesley, Cambridge, Cambridge Trust Company and Wellesley Bank, which provides for, among other things, the merger of Wellesley with and into Cambridge. The plaintiff further alleges inadequate merger consideration. Lastly, the plaintiff alleges that the joint proxy statement/prospectus filed with the SEC on February 4, 2020 and first mailed to Wellesley stockholders on February 6, 2020 contained materially incomplete disclosures about the merger. The plaintiff seeks injunctive relief, rescission of the merger or rescissory damages, other unspecified damages, and an award of attorneys’ fees and expenses.

On March 5, 2020, solely to avoid the costs, risks and uncertainties inherent in litigation, Wellesley and Cambridge have agreed to make additional disclosures to supplement the disclosures contained in the joint proxy statement/prospectus (the “Additional Disclosures”). The Additional Disclosures are set forth below and should be read in conjunction with the joint proxy statement/prospectus.

The Additional Disclosures moot plaintiff’s disclosure claims asserted in the Merger Litigation and, as a result, the plaintiff has agreed to dismiss the Merger Litigation with prejudice as to his individual claims and without prejudice to the claims of the putative members of the class.

This agreement to make the Additional Disclosures will not affect the merger consideration to be paid in connection with the merger of Wellesley with and into Cambridge or the timing of the special meetings of Wellesley’s or Cambridge’s shareholders.

Wellesley and the other defendants have vigorously denied, and continue to vigorously deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the Merger Litigation, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal duties and are entering into the agreement to make the Additional Disclosures solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS

The following information supplements the joint proxy statement/prospectus and should be read in connection with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. All page references in the information below are to pages in the joint proxy statement/prospectus, and terms used below have the meanings set forth in the joint proxy statement/prospectus, unless otherwise defined below. Without admitting in any way that the disclosures below are material or otherwise required by law, Wellesley and Cambridge make the following supplemental disclosures:

Opinion of Wellesley’s Financial Advisor

The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P., Financial Advisor to Wellesley—Comparable Company Analyses” is hereby supplemented by deleting the table of company names on page 89 of the joint proxy statement/prospectus and replacing it with the following:

Financial Data as of or for the Period Ending September 30, 2019			Balance Sheet / Asset Quality			Capital Position				LTM Profitability				Valuation
Market Data as of December 4, 2019														Price /
					NPAs /			Total	CRE/			Net		Tang.		Current
			Total	Loans /	Total	TCE/	Leverage	RBC	Total			Interest	Effic.	Book	LTM	Div.	Market
			Assets	Deposits	Assets	TA	Ratio	Ratio	RBC	ROAA	ROAA	Margin	Ratio	Value	EPS	Yield	Cap
Company	City, State	Ticker	($mm)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	($mm)
Cambridge Bancorp	Cambridge, MA	—	2,842	90.5	0.13	7.43	7.70	11.56	405.4	0.98	11.82	3.25	63.93	177	14.6	2.7	370
Hingham Institution for Savings	Hingham, MA	HIFS	2,480	126.4	0.11	9.59	9.24	13.75	410.6	1.31	14.42	2.71	30.38	171	12.9	0.9	408
Western New England Bancorp, Inc.	Westfield, MA	WNEB	2,174	104.9	0.69	10.01	10.51	14.01	255.5	0.65	5.95	2.95	69.71	120	19.1	2.1	254
First Bancorp, Inc.	Damariscotta, ME	FNLC	2,033	77.8	1.60	8.91	8.82	15.44	123.7	1.27	12.72	2.90	51.18	170	12.0	4.3	304
Bankwell Financial Group, Inc.	New Canaan, CT	BWFG	1,859	106.3	0.70	9.33	9.86	13.85	464.7	0.96	10.11	3.10	58.05	131	12.8	1.8	227
Salisbury Bancorp, Inc.	Lakeville, CT	SAL	1,144	95.6	1.11	8.56	9.27	12.58	183.5	0.96	10.06	3.27	67.11	125	12.3	2.4	131
Patriot National Bancorp, Inc.	Stamford, CT	PNBK	972	105.0	2.39	6.83	7.36	10.54	278.6	(0.10)	(1.41)	2.92	88.40	72	NM	0.3	47
Northway Financial, Inc.	North Conway, NH	NWYF	899	89.5	0.55	8.98	11.11	17.20	232.0	0.65	7.34	3.49	84.06	113	14.7	2.1	90
Katahdin Bankshares Corporation	Patten, ME	KTHN	845	99.5	0.78	7.31	9.46	13.45	304.2	1.00	11.32	3.48	67.58	103	8.6	2.4	63
Union Bankshares, Inc.	Morrisville, VT	UNB	845	91.9	0.34	8.08	8.20	12.95	343.2	0.93	11.28	3.96	69.01	216	19.7	3.8	147
Community Bancorp.	Derby, VT	CMTV	729	99.7	1.06	7.56	9.88	14.42	197.1	1.22	13.48	3.96	64.55	150	9.6	4.9	81
Randolph Bancorp, Inc.	Stoughton, MA	RNDB	641	94.0	0.88	11.22	12.30	15.30	139.4	0.38	3.00	2.98	95.60	115	36.4	0.0	84
Ledyard Financial Group, Inc.	Hanover, NH	LFGP	504	81.6	0.54	10.84	9.50	18.70	139.7	1.13	11.16	3.43	77.17	137	12.8	3.3	75

The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P., Financial Advisor to Wellesley—Comparable Company Analyses” is hereby supplemented by deleting the table of company names at the top of page 90 of the joint proxy statement/prospectus and replacing it with the following:

Financial Data as of or for the Period Ending September 30, 2019			Balance Sheet / Asset Quality			Capital Position				LTM Profitability				Valuation
Market Data as of December 4, 2019														Price /
					NPAs /			Total	CRE/			Net		Tang.		2019	2020	Current
			Total	Loans /	Total	TCE/	Leverage	RBC	Total			Interest	Effic.	Book	LTM	Est.	Est.	Div.	Market
			Assets	Deposits	Assets	TA	Ratio	Ratio	RBC	ROAA	ROAE	Margin	Ratio	Value	EPS	EPS	EPS	Yield	Cap
Company	City, State	Ticker	($mm)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(x)	(x)	(%)	($mm)
Independent Bank Corp.	Rockland, MA	INDB	11,539	95.6	0.57	10.42	10.83	14.88	254.5	1.45	10.92	4.08	51.32	250	17.7	14.8	15.1	2.1	2,864
Brookline Bancorp, Inc.	Boston, MA	BRKL	7,878	116.0	0.58	9.94	10.24	13.39	336.5	1.16	9.65	3.55	55.21	163	14.6	14.3	13.3	2.9	1,254
Meridian Bancorp, Inc.	Peabody, MA	EBSB	6,363	116.0	0.10	10.87	10.89	12.60	559.4	1.01	9.03	2.88	52.74	153	16.5	15.6	14.9	1.4	1,012
Century Bancorp, Inc.	Medford, MA	CNBK.A	5,299	54.7	0.07	6.16	7.25	14.13	26.2	0.76	12.59	2.10	58.83	147	12.3	—	—	0.6	479
Washington Trust Bancorp, Inc.	Westerly, RI	WASH	5,199	105.4	0.37	8.32	8.97	12.94	317.3	1.39	15.25	2.85	53.26	213	12.9	13.0	13.3	3.9	908
Camden National Corporation	Camden, ME	CAC	4,520	86.0	0.30	8.44	9.39	13.97	220.0	1.29	12.53	3.17	55.59	177	12.1	12.1	12.9	2.8	661
Bar Harbor Bankshares	Bar Harbor, ME	BHB	3,612	103.2	0.65	8.20	8.65	14.01	193.1	0.72	6.84	2.74	65.73	135	15.0	—	—	3.5	389
Enterprise Bancorp, Inc.	Lowell, MA	EBTC	3,139	88.8	0.99	9.10	8.68	12.04	276.6	1.05	11.99	3.98	64.11	131	11.7	—	—	2.0	371
Hingham Institution for Savings	Hingham, MA	HIFS	2,480	126.4	0.11	9.59	9.24	13.75	410.6	1.31	14.42	2.71	30.38	171	12.9	—	—	0.9	408
Western New England Bancorp, Inc.	Westfield, MA	WNEB	2,174	104.9	0.69	10.01	10.51	14.01	255.5	0.65	5.95	2.95	69.71	120	19.1	19.5	17.9	2.1	254
First Bancorp, Inc.	Damariscotta, ME	FNLC	2,033	77.8	1.60	8.91	8.82	15.44	123.7	1.27	12.72	2.90	51.18	170	12.0	—	—	4.3	304

The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P., Financial Advisor to Wellesley —Analysis of Precedent Transactions” is hereby supplemented by deleting the table of company names (Regional Precedent Transactions) at the top of page 91 of the joint proxy statement/prospectus and replacing it with the following:

					Transaction Information					Seller Information
						Price/		Core	1-Day
					Deal	LTM		Deposit	Market	Total	TCE/	LTM	LTM	Efficiency	NPAs /
				Annc.	Value	Earnings	TBV	Premium	Premium	Assets	TA	ROAA	ROAE	Ratio	Assets
Acquiror	St	Target	St	Date	($mm)	(x)	(%)	(%)	(%)	($mm)	(%)	(%)	(%)	(%)	(%)
Centreville Bank	RI	PB Bancorp Inc.	CT	10/22/19	115.5	25.4	145	11.4	33.2	538.0	14.7	0.82	5.1	71.6	1.20
People’s United Financial Inc.	CT	United Financial Bancorp	CT	07/15/19	758.0	13.2	125	4.4	4.5	7,339.9	8.3	0.79	8.1	67.5	0.68
Liberty Bank	CT	SBT Bancorp Inc.	CT	03/21/19	71.4	17.3	202	9.2	44.3	478.7	7.3	0.81	12.4	72.1	1.02
Berkshire Hills Bancorp Inc.	MA	SI Financial Group Inc.	CT	12/11/18	182.5	27.3	118	2.6	13.2	1,607.1	9.7	0.41	3.8	69.9	1.17
Cambridge Bancorp	MA	Optima B&TC	NH	12/05/18	67.2	29.3	204	10.6	—	524.2	6.3	0.47	7.2	76.3	0.44
People’s United Financial Inc.	CT	BSB Bancorp Inc.	MA	11/27/18	328.7	14.9	160	8.0	20.7	2,971.8	6.7	0.74	11.0	47.6	0.19
Independent Bank Corp.	MA	Blue Hills Bancorp Inc	MA	09/20/18	725.4	NM	178	19.2	12.0	2,741.2	14.3	0.70	4.5	64.0	0.52
Hometown Financial Group MHC	MA	Pilgrim Bancshares Inc	MA	07/25/18	53.8	NM	151	14.9	11.7	265.6	12.9	0.52	4.0	68.7	1.34
PeoplesBancorp MHC	MA	First Suffield Financial Inc.	CT	07/17/18	60.0	32.1	203	14.7	26.3	281.5	10.8	0.71	6.4	65.9	0.38

The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P., Financial Advisor to Wellesley —Analysis of Precedent Transactions” is hereby supplemented by deleting the table of company names (National Precedent Transactions) at the bottom of page 91 of the joint proxy statement/prospectus and replacing it with the following:

					Transaction Information					Seller Information
						Price/		Core	1-Day
					Deal	LTM		Deposit	Market	Total	TCE/	LTM	LTM	Efficiency	NPAs /
				Annc.	Value	Earnings	TBV	Premium	Premium	Assets	TA	ROAA	ROAE	Ratio	Assets
Acquiror	St	Target	St	Date	($mm)	(x)	(%)	(%)	(%)	($mm)	(%)	(%)	(%)	(%)	(%)
Flushing Financial Corp.	NY	Empire Bancorp Inc.	NY	10/25/19	110.3	31.0	141	3.6	11.7	1,012.5	7.6	0.35	4.7	82.5	0.51
Reliant Bancorp Inc.	TN	First Advantage Bancorp	TN	10/23/19	123.1	17.9	147	9.8	23.6	732.6	11.0	1.06	9.2	66.9	1.31
BancPlus Corp.	MS	State Capital Corp.	MS	09/19/19	136.5	18.7	163	5.6	—	1,167.3	7.4	0.63	6.8	77.6	0.52
First Midwest Bancorp Inc.	IL	Bankmanagers Corp.	WI	08/28/19	193.8	15.0	165	10.7	—	947.5	12.0	1.73	16.0	54.1	1.68
ConnectOne Bancorp Inc.	NJ	Bancorp of New Jersey Inc.	NJ	08/16/19	113.4	19.6	122	4.6	12.6	924.7	10.0	0.65	6.6	69.6	1.42
OceanFirst Financial Corp.	NJ	Two River Bncp	NJ	08/09/19	183.4	15.4	174	9.5	53.7	1,153.8	9.1	1.05	10.1	60.8	0.80
OceanFirst Financial Corp.	NJ	Country Bank Holding Co.	NY	08/09/19	102.2	9.8	151	7.5	44.6	783.4	8.6	1.43	17.7	54.6	0.61
Columbia Financial Inc. (MHC)	NJ	Stewardship Financial Corp.	NJ	06/07/19	137.2	17.3	167	8.2	77.0	961.1	8.6	0.83	10.1	69.8	0.77
S&T Bancorp Inc.	PA	DNB Financial Corp.	PA	06/05/19	206.0	19.2	206	12.1	13.8	1,166.7	8.6	0.94	9.8	64.3	0.96
Heritage Commerce Corp	CA	Presidio Bank	CA	05/16/19	197.6	15.3	203	14.2	17.6	906.1	10.2	1.49	14.9	54.8	0.41
Glacier Bancorp Inc.	MT	Heritage Bancorp	NV	04/03/19	240.8	12.9	240	20.8	—	840.5	13.1	2.37	19.8	36.2	0.75
Heartland Financial USA Inc.	IA	Blue Valley Ban Corp.	KS	01/16/19	93.9	34.6	187	8.1	32.2	728.4	6.4	0.34	5.0	72.9	1.11
First Financial Corp.	IN	HopFed Bancorp Inc.	KY	01/07/19	133.3	22.0	147	7.7	40.8	931.4	9.7	0.62	6.5	81.1	0.92

The first paragraph under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P., Financial Advisor to Wellesley —Pro Forma Transaction Analysis” on page 94 of the joint proxy statement/prospectus is hereby amended and restated in its entirety as follows:

Sandler O’Neill analyzed certain potential pro forma effects of the merger on Cambridge assuming the merger closes March 31, 2020. Sandler O’Neill utilized the following information and assumptions: (a) estimated net income for Wellesley for the years ending December 31, 2020 and December 31, 2021 with an estimated long-term annual net income growth rate for the years ending December 31, 2022 and December 31, 2023, as provided by the senior management of Cambridge; (b) publicly available median analyst earnings per share estimates for Cambridge for the years ending December 31, 2019 and December 31, 2020, as well as an estimated long-term annual net income growth rate for the years ending December 31, 2021 through December 31, 2023 and estimated dividends per share for the years ending December 31, 2019 through December 31, 2023, as provided by the senior management of Cambridge; and (c) certain assumptions relating to transaction expenses, purchase accounting adjustments and cost savings, as provided by Cambridge senior management. For more information about the assumptions provided by Cambridge senior management for use by Sandler O’Neill in its pro forma analysis, see the Investor Presentation dated December 5, 2019, attached as Exhibit 99.2 to the Form 8-K filed by Cambridge on December 5, 2019, which is incorporated by reference herein. The analysis indicated that the merger could be accretive to Cambridge’s estimated earnings per share (excluding one-time transaction costs and expenses) in the years ending December 31, 2020 through December 31, 2023 by 4.7%, 10.1%, 9.9% and 11.0%, respectively, and dilutive to Cambridge’s estimated tangible book value per share at close and at December 31, 2020, December 31, 2021, and December 31, 2022 by 5.5%, 4.3%, 2.3%, 0.5%, respectively, and accretive to Cambridge’s estimated tangible book value per share at December 31, 2023 by 1.2%.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Cambridge filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a joint proxy statement of Wellesley and Cambridge that also constitutes a prospectus of Cambridge, which joint proxy statement/prospectus was mailed or otherwise disseminated to Wellesley’s shareholders and Cambridge’s shareholders on or about February 6, 2020. Wellesley and Cambridge also filed other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Wellesley and Cambridge with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Wellesley with the SEC will be available free of charge on Wellesley’s website at www.wellesleybank.com or by directing a request to Wellesley Bancorp, Inc., 100 Worcester Street, Suite 300, Wellesley, MA 02481, attention: Corporate Secretary (781) 235-2550. Copies of the documents filed by Cambridge with the SEC will be available free of charge on Cambridge’s website at ir.cambridgetrust.com or by directing a request to Cambridge Bancorp, 1336 Massachusetts Avenue, Cambridge, MA 02138, attention: Corporate Secretary (617) 876-5500.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

Wellesley and Cambridge and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Wellesley’s executive officers and directors in Wellesley’s definitive proxy statement filed with the SEC on April 10, 2019. You can find information about Cambridge’s executive officers and directors in Cambridge’s definitive proxy statement filed with the SEC on March 19, 2019. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC. You may obtain free copies of these documents from Wellesley or Cambridge using the sources indicated above.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Wellesley Bancorp, Inc. (together with its bank subsidiary unless the context otherwise requires, “Wellesley”) and Cambridge Bancorp (together with its bank subsidiary unless the context otherwise requires, “Cambridge”) and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding Wellesley’s or Cambridge’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to Wellesley or Cambridge, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors are described within Wellesley’s and Cambridge’s filings with the Securities and Exchange Commission.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of Cambridge and Wellesley may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Cambridge or Wellesley may fail to approve the merger; (6) changes to interest rates, (7) the ability to control costs and expenses, (8) general economic conditions, (9) the success of Cambridge’s efforts to diversify its revenue base by developing additional sources of non-interest income while continuing to manage its existing fee-based business, and (10) risks associated with the quality of Cambridge’s assets and the ability of its borrowers to comply with repayment terms. Further information about these and other relevant risks and uncertainties may be found in Cambridge’s and Wellesley’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent filings with the Securities and Exchange Commission.

Wellesley and Cambridge do not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLESLEY BANCORP, INC.

Date: March 6, 2020	By:	/s/ Thomas J. Fontaine
Thomas J. Fontaine
President and Chief Executive Officer